UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2012

Platinum Energy Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-176566	27-3401355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employee Identification Number)

2100 West Loop South, Suite 1601

Houston, Texas 77027

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 713-622-7731

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 2, 2012, Platinum Energy Solutions, Inc. (the “Company”) issued a press release announcing the postponement of its initial public offering. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated February 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Energy Solutions, Inc.

Date: February 3, 2012	By:	/s/ J. Clarke Legler, II
Name: J. Clarke Legler, II
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 2, 2012.

4